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                                                                   EXHIBIT 99.4


                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (the "Agreement") is dated as of July 27, 2001 between TELEMATE.NET SOFTWARE, INC., a Georgia corporation with its principal office at 4250 Perimeter Park South, Suite 200, Atlanta, Georgia 30341-1201 ("Pledgee"), and VERSO TECHNOLOGIES, INC., a Minnesota corporation with its principal office at 400 Galleria Parkway, Suite 300, Atlanta, Georgia 30339 ("Pledgor").

                                  WITNESSETH:

         WHEREAS, Pledgor has filed with the Secretary of State of the State of Minnesota a Statement of Rights with respect to Pledgor's Series B Preferred Stock (the "Statement of Rights"), pursuant to which Pledgor is obligated to, among other things, redeem the Series B Preferred Stock upon receipt of written notice from the holders thereof on or after January 1, 2002 (the "Mandatory Redemption Obligation");

         WHEREAS, Pledgee is a holder of shares of Pledgor's Series B Preferred Stock; and

         WHEREAS, subject to the terms and conditions hereof, Pledgor and Pledgee desire to enter into this Agreement, and Pledgor desires to grant to Pledgee a second-priority security interest in the shares of capital stock of NACT Telecommunications, Inc., a wholly-owned subsidiary of Pledgor, owned by Pledgor (the "Stock") to secure the Mandatory Redemption Obligation;

         NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and in order to secure the performance of the Mandatory Redemption Obligation, the parties hereto agree as follows:

         SECTION 1. PLEDGE. As collateral security for the due and punctual performance of the Mandatory Redemption Obligation, subject to the terms and conditions of that certain Subordination Agreement dated as of the date hereof (the "Subordination Agreement") among Pledgor, Pledgee and PNC Bank, National Association (the "Agent"), in its capacity as administrative and collateral agent under that certain Revolving Credit and Security Agreement dated March 14, 2000, as amended, among Agent, the various lenders from time to time a party thereto, Pledgor and the various other borrowers thereunder, as the same may hereafter be amended, superseded or replaced (the "PNC Credit Agreement"), and all related waivers and consents, pursuant to which Pledgee has agreed to subordinate its security interest in the Collateral to the security interest of the Agent and the other lenders party to the PNC Credit Agreement, Pledgor hereby pledges, hypothecates, transfers, sets over, delivers and assigns unto Pledgee, and hereby grants Pledgee a security interest in the following:

         (a) the Stock and the certificates representing the Stock, and all cash, securities and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for all or any portion of the Stock; and


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         (b)      all securities hereafter delivered to Pledgee by Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such securities, together with all interest, cash, securities and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for or on conversion of any or all thereof (all such Stock, indebtedness, shares, certificates, interest, cash, securities, proceeds and other property received, receivable or otherwise distributed in respect of any or all thereof being included within the definition of "Collateral" for purposes of this Agreement).

         TO HAVE AND TO HOLD the Collateral, together with all rights, titles, interests, privileges and preferences appertaining or incidental thereto, unto Pledgee, its successors and assigns, forever, subject, however, to the terms, covenants and conditions hereinafter set forth and the terms, covenants and conditions of the Subordination Agreement.

         SECTION 2. INDEBTEDNESS AND OBLIGATIONS SECURED. This Agreement and the Collateral secure performance of the Mandatory Repayment Obligation with respect to the shares of Series B Preferred Stock held by Pledgee only.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants that as of the date hereof Pledgor is the holder of record of all of the Stock; Pledgor has good, right and lawful authority to enter into this Agreement and to pledge the Collateral in the manner hereby done or contemplated and will defend its title thereto against the claims of all persons whomsoever; except for the rights granted pursuant to the Subordination Agreement and the security interest granted pursuant to the PNC Credit Agreement, there are no liens, claims, pledges, security interests, encumbrances or rights of third parties whatsoever with respect to the Collateral; this Agreement has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms; and no consent or approval of any court, governmental body or regulatory authority (federal, state or local) is or was necessary to the validity of the pledge granted hereby.

         SECTION 4.        APPOINTMENT OF AGENTS; REGISTRATION IN NOMINEE NAME.
Subject to the terms of the Subordination Agreement, Pledgee shall have the right to appoint one or more agents for the purpose of retaining physical possession of the certificates or instruments representing or evidencing the Collateral, which certificates or instruments may be held (in the discretion of the Pledgee) in the name of Pledgor, endorsed or assigned in blank or in favor of Pledgee, or in the name of Pledgee or any agent appointed by Pledgee to retain physical possession of such certificates or instruments, or in the name of any nominee of Pledgee or any such agent. In addition, but subject to the terms of the Subordination Agreement, Pledgee shall at all times have the right to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations. Pledgor hereby agrees that any registrar or transfer agent for any securities included in the Collateral shall be entitled to rely on the provisions of this Section as conclusive evidence of the authority of Pledgee to effect re-registration of any such securities in the name of Pledgee or that of its agents or its or their nominees or to exchange certificates or instruments representing or evidencing such Collateral for certificates or instruments of smaller or larger denominations, notwithstanding any notice or direction to such registrar or transfer agent from Pledgor to the contrary.


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         SECTION 5.        VOTING RIGHTS; DIVIDENDS, ETC.

         (a) Pledgor shall be entitled to exercise any and all voting or consensual rights and powers relating or pertaining to the Collateral or any part thereof for the term of this Agreement.

         (b) So long as no Event of Default (as hereinafter defined) shall have occurred and be continuing, (i) Pledgee shall not be entitled to receive and retain any cash dividends or distributions declared and paid or distributed in the ordinary course of business in respect of the Collateral; and (ii) Pledgee shall not be entitled to receive and retain any stock or liquidating dividends, distributions and property, returns of capital or other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of the Collateral or received in exchange for or on conversion of Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which Pledgor may be a party or otherwise. Pledgee shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, powers of attorney, dividend orders and other instruments as Pledgor may request for the purpose of enabling Pledgor to exercise the rights and powers that Pledgor is entitled to exercise pursuant to this Section 5(b).

         (c) Upon the occurrence and during the continuance of an Event of Default, and subject to the terms of the Subordination Agreement, all restrictions on Pledgee's right to exercise the rights and powers described in
Section 5(b) above, shall cease, and all such rights shall thereupon become vested in Pledgee, who shall have the sole and exclusive right and authority to exercise such rights and powers; provided, however, that no such rights and powers shall vest in Pledgee unless and until Pledgee shall have given written notice to Pledgor of Pledgee's intention to exercise such rights and powers. Any and all money and other property paid over to or received by Pledgee pursuant to the provisions of this Section 5 shall be retained by Pledgee as additional Collateral hereunder and shall be applied in accordance with the provisions hereof.

         SECTION 6. EVENTS OF DEFAULT. The occurrence and continuation of any of the following events shall constitute an event of default (an "Event of Default") under this Agreement:

         (a) failure of Pledgor to effect the Mandatory Redemption Obligation in accordance with the terms of the Statement of Rights; and

         (b) any default in the due observance or performance of any term, covenant, warranty, agreement or condition contained in this Agreement, which default continues for fifteen (15) business days after Pledgee gives notice of such failure to Pledgor.

         SECTION 7. REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default hereunder, subject to the terms of the Subordination Agreement, Pledgee may, without being required to give any notice to the Pledgor other than as required in paragraph (b) below, and in addition to the exercise by Pledgee of its rights and remedies under any other Section of this Agreement, under the Statement of Rights, or otherwise available to it at law or in equity:


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         (a)      apply the cash (if any) then held by it as Collateral
hereunder to effect Pledgor's Mandatory Redemption Obligation; and

         (b) if there shall be no such cash or the cash so applied shall be insufficient to effect the Mandatory Redemption Obligation in full, exercise all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of Georgia at that time and sell (in compliance with applicable securities laws) the Collateral, or any part thereof, at public or private sale, at any broker's board, upon any securities exchange, at Pledgee's offices or elsewhere, for cash, upon credit or for future delivery, as Pledgee may deem appropriate in the circumstances and commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. In that connection, Pledgee shall have the right, subject to the terms of the Subordination Agreement, to impose such limitations and restrictions on the sale of the Collateral as Pledgee may deem to be necessary or appropriate to comply with any law, rule or regulation (federal, state or local) having applicability to the sale, including, without limitation, restrictions on the number and qualifications of the offerees and requirements for any necessary governmental approvals, and Pledgee shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective offerees or purchasers to persons who will represent and agree that they are purchasing securities included in the Collateral for their own account and not with a view to the distribution or sale thereof in violation of applicable securities laws. Upon consummation of any such sale, Pledgee shall have the right, subject to the terms of the Subordination Agreement, to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. To the extent that notice of sale shall be required to be given by law, Pledgee shall give Pledgor at least 10 calendar days' prior written notice of Pledgee's intention to make any public or private sale of such Collateral. Such notice shall state the time and place fixed for sale and the Collateral, or portion thereof, to be offered for sale. Any such sale shall be held at such time or times within ordinary business hours and at such place or places as Pledgee may fix in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Pledgee may (in its sole and absolute discretion) determine; and Pledgee may itself bid (which bid may be in whole or in part in the form of cancellation of the payment obligation required by the Mandatory Redemption Obligation) for and purchase the whole or any part of the Collateral and shall be entitled, for purposes of bidding and making settlement or payment of the purchase price for all any portion of the Collateral sold at such sale, to use and apply the payment obligations under the Mandatory Redemption Obligation owed to Pledgee as a credit on account of the purchase of any Collateral payable by Pledgee at such sale. Pledgee shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by Pledgee until the sale price is paid by the purchaser or purchasers thereof, but Pledgee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure,


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such Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, Pledgee may, subject to the terms of the Subordination Agreement, proceed by a suit or suits at law or in equity to foreclose this Agreement and sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

         SECTION 8. APPLICATION OF PROCEEDS OF SALE; DEFICIENCY, ACKNOWLEDGEMENT. (a) The proceeds of sale of Collateral sold pursuant to
Section 7 hereof shall be applied by Pledgee as follows:

         FIRST: to the payment of the costs and expenses of such sale, including the out-of-pocket expenses of Pledgee and the reasonable fees and out-of-pocket expenses of counsel employed in connection therewith, and to the payment of all loans or advances made by Pledgee for the account of Pledgor and the payment of all costs and expenses incurred by Pledgee in connection with the administration and enforcement of this Agreement, as well as any indemnities payable by Pledgor hereunder, to the extent that such loans, advances, costs, expenses and indemnities shall not have been previously reimbursed or paid to Pledgee;

         SECOND: to the payment of all payment obligations of Pledgor pursuant to the Mandatory Redemption Obligation; and

         THIRD: the balance (if any) of such proceeds shall be paid to Pledgor or as a court of competent jurisdiction may direct.

         (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, Pledgee may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Pledgee than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Pledgee shall have no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

         SECTION 9. PLEDGEE APPOINTED ATTORNEY-IN-FACT. Subject to the terms of the Subordination Agreement, Pledgor hereby appoints Pledgee as Pledgor's attorney-in-fact, with full power of substitution, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any agreement or instrument on behalf of Pledgor that Pledgee may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable. Without limiting the generality of the foregoing, Pledgor agrees and understands that Pledgee shall have the right and power, subject to the terms of the Subordination Agreement, to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend, principal or


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interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof and to give full discharge for the same.

         SECTION 10. RESPONSIBILITY OF PLEDGEE; CARE OF COLLATERAL. Neither Pledgee, nor any director, officer, employee or agent of Pledgee, shall be liable for any action taken or omitted to be taken by it or them relative to this Agreement or any of the Collateral except for its or their gross negligence or willful misconduct, and Pledgee shall not be liable for any action or omission to act on the part of any agent appointed by Pledgee to act hereunder or with respect to the Collateral (or any part thereof), selected by Pledgee with reasonable care. Notwithstanding the provisions of Section 5(c) hereof, Pledgee shall have no duty to exercise any voting or any other consensual rights and powers becoming vested in Pledgee with respect to the Collateral or any part thereof, to exercise any right to redeem, convert or exchange any securities included in the Collateral, to enforce or see to the payment of any dividend, principal or interest or any other distribution payable or distributable on or with respect to the Collateral or any part thereof or otherwise to preserve any rights in respect of the Collateral against any third parties, and Pledgee shall not be liable or accountable to Pledgor in respect of any of the foregoing. Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Pledgee shall take such action for such purpose as Pledgor may request in writing, but the failure of Pledgee to take any action requested by Pledgor shall not, in and of itself, be deemed to constitute a failure on the part of Pledgee to exercise reasonable care in respect of the custody and preservation of the Collateral or any part thereof.

         SECTION 11. EXPENSES. Subject to the terms of the Subordination Agreement, Pledgor agrees to pay Pledgee, upon its demand, all of Pledgee's out-of-pocket expenses (including its reasonable attorneys' fees) incurred in connection with the administration or enforcement of this Agreement, the care and custody of the Collateral (or any part thereof), the registration, re-registration or transfer of the Collateral (or any part thereof) and the sale or collection of the Collateral (or any part thereof). Should Pledgor fail to do any act or thing that Pledgor has covenanted to do hereunder, or should any representation or warranty on the part of Pledgor contained herein be breached, Pledgee may (but shall not be obligated to), subject to the terms of the Subordination Agreement, do the same or cause it to be done, or remedy any such breach, and there shall be added to the liabilities of Pledgor hereunder, the cost or expense to Pledgee in so doing, and any and all amounts expended by Pledgee in taking any such action shall be repayable to it by Pledgor upon Pledgee's demand.

         SECTION 12. NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by Pledgee preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies of Pledgee hereunder are cumulative and are not exclusive of any other remedies available to Pledgee at law or in equity.

         SECTION 13. TERMINATION AND PARTIAL RELEASE OF COLLATERAL. This Agreement shall terminate when the Mandatory Redemption Obligation secured hereby has been fully performed or otherwise discharged or is no longer effective, at which time Pledgee shall reassign and redeliver (or cause to be reassigned or redelivered) to Pledgor, or to such person or persons as Pledgor shall designate, against receipt, such of the Collateral (if any) as shall not have been sold


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or otherwise applied by Pledgee pursuant to the terms hereof and as shall still be held by it hereunder, together with appropriate instruments of assignment and release.

         SECTION 14. NOTICES. Any notice or communication required or permitted hereunder shall be given in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, and on the fifth calendar day after mailing if deposited in a regularly maintained receptacle for United States mail to the party to whom notice is to be given, by certified or registered mail, postage prepaid, and properly addressed to the address reflected in such party's books and records or to such other address as hereafter shall be designated in writing by any party to all other parties.

         SECTION 15. FURTHER ASSURANCES. Pledgor agrees to do such further acts and things, and to execute and deliver such agreements and instruments, including, without limitation, financing statements and stock and bond powers, as Pledgee may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto Pledgee its rights, powers and remedies hereunder.

         SECTION 16. BINDING AGREEMENT; ASSIGNMENT. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except that Pledgor shall not be permitted to assign this Agreement or any interest in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by Pledgee as collateral under this Agreement, without the prior written consent of Pledgee.

         SECTION 17. MISCELLANEOUS. Neither this Agreement nor any provisions hereof may be amended, modified, waived, discharged or terminated, nor may any of the Collateral be released or the pledge or the security interest created hereby extended, except by an instrument in writing signed on behalf of the party to be charged. The Section headings used herein are for convenience of reference only and shall not define or limit the provisions of this Agreement. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both of which together shall constitute the Agreement.

         SECTION 18. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF GEORGIA AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF
LAWS).

                             [SIGNATURES NEXT PAGE]


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         IN WITNESS WHEREOF, the parties hereto have caused this Security
Agreement to be duly executed and delivered by their respective authorized representatives as of the date first above written.


                                    VERSO TECHNOLOGIES, INC., Pledgor


                                    By:      /s/ Juliet M. Reising
                                       ----------------------------------------
                                    Its: Executive Vice President and
                                         Chief Financial Officer
                                        ---------------------------------------

                                    Address:
                                    400 Galleria Parkway
                                    Suite 300
                                    Atlanta, Georgia  30339
                                    Attention:  Chief Financial Officer


                                    TELEMATE.NET SOFTWARE, INC., Pledgee


                                    By:      /s/ Janet Van Pelt
                                       ----------------------------------------
                                    Its:     Chief Financial Officer
                                        ---------------------------------------

                                    Address:
                                    4250 Perimeter Park South
                                    Suite 200
                                    Atlanta, Georgia 30341-1201
                                    Attention:  Chief Financial Officer


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